UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2010

URS Corporation
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

On February 26, 2010, our Board of Directors adopted amendments to Section 26(b) of our Bylaws to confirm and clarify the stated duties, authority and qualifications of our Lead Independent Director to conform more completely with our current actual practice.  Our Board did not amend any other provision of our Bylaws.  The amendments to our Bylaws were effective upon adoption by our Board on February 26, 2010.

The foregoing description of our new Bylaws is qualified in its entirety by reference to Section 26(b) of our Bylaws, as amended on February 26, 2010, a copy of which is attached hereto as Exhibit 3.5 and incorporated by reference into this Item 5.03.

Item 9.01  Financial Statements and Exhibits.

           (d)   Exhibits

   3.5         Section 26(b) of the Bylaws of URS Corporation, as amended on February 26, 2010.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Dated: February 26, 2010	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President, Controller and Chief Accounting Officer
URS Corporation

EXHIBIT INDEX

Exhibit No.	Description

3.5	Section 26(b) of the Bylaws of URS Corporation, as amended on February 26, 2010.